UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: April 13, 2012
Date of earliest event reported: April 12, 2012

INTL FCStone Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction of Incorporation) of Incorporation)	(Commission File No.) File Number)	(IRS Employer Id. No.) Identification No.)
708 Third Avenue, Suite 1500, New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 485-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
______________________________________________________________________________

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On April 12, 2012, INTL FCStone Inc. (f/k/a International Assets Holding Corporation), as Guarantor, its subsidiary FCStone Group, Inc., as Guarantor, and its indirect wholly owned subsidiary FCStone, LLC, (the “Company”) as Borrower, entered into the Fourth Amendment to Amended and Restated Credit Agreement with Bank of Montreal, as Administrative Agent, and BMO Harris Financing, Inc., as a lender party thereto (the “Amendment”). The Amendment amends the Amended and Restated Credit Agreement dated as of June 21, 2010, as amended, between the Company, the Guarantors, the Administrative Agent, and the lending parties (the Credit Agreement, together with any Amendments, are hereinafter collectively referred to as the “Amended Credit Agreement”).
The amended termination date of the Amended Credit Agreement is April 11, 2013, or such earlier date as the commitments are terminated pursuant to the Amended Credit Agreement.
The Amended Credit Agreement maintains the aggregate amount of all commitments allowed under the Amended Credit Facility at $75,000,000, and amends the termination date as noted above.
The description in this report of the Fourth Amendment to Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment. A copy of the Amendment is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description of Document
10.1
Fourth Amendment to Amended and Restated Credit Agreement, made as of April 12, 2012, by and between FCStone, LLC, as Borrower, FCStone Group, Inc., as Guarantor, INTL FCStone Inc., as Guarantor, Bank of Montreal, as Administrative Agent, and BMO Harris Financing, Inc., as a lender party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2012	INTL FCStone Inc. By: /s/ Brian T. Sephton________________________ Brian T. Sephton, its Chief Legal & Governance Officer

Exhibit Index

Exhibit No.	Description of Document
10.1
Fourth Amendment to Amended and Restated Credit Agreement, made as of April 12, 2012, by and between FCStone, LLC, as Borrower, FCStone Group, Inc., as Guarantor, INTL FCStone Inc., as Guarantor, Bank of Montreal, as Administrative Agent, and BMO Harris Financing, Inc., as a lender party thereto.